UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2021

Simon Property Group Acquisition Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40084	85-4374563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 West Washington Street Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 636-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	SPGS.U	New York Stock Exchange

Shares of Class A common stock	SPGS	New York Stock Exchange

Warrants included as part of the units	SPGS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 23, 2021, Simon Property Group Acquisition Holdings, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including the full exercise of the underwriter’s option to purchase additional units subsequent to pricing. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-fifth of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on January 29, 2021 (File No. 333-252586). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000.

In connection with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,933,333 warrants (the “Private Placement Warrants”), including the warrants sold as a result of the underwriter’s exercise of its option to purchase additional Units, at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, SPG Sponsor, LLC (the “Sponsor”), generating gross proceeds to the Company of $8,900,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $345,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. An audited financial statement as of February 23, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Financial Statement as of February 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simon Property Group Acquisition Holdings, Inc.

Date: March 1, 2021	By:	/s/ Brian McDade
		Name:	Brian McDade
		Title:	Chief Financial Officer